Net Sales	12 Months Ended
Jun. 30, 2024
Net Sales
Net Sales

13.Net sales

Mytheresa Group earns revenues worldwide through its online operations, while all revenue associated with the two retail stores is earned in Germany. Geographic location of online revenue is determined based on the location of delivery. Mytheresa Group generates revenue from the sale of merchandise shipped to customers as well as from commission for the rendering of services in connection with the Curated Platform Model (CPM). Mytheresa introduced the Curated Platform Model (CPM) in April 2021, whereby it recognizes commission revenue for the rendering of services.

The following table provides Mytheresa Group’s net sales by geographic location:

	For the fiscal year ended June 30,
(in € thousands)	2022		2023		2024
Germany	128,251	18.6%	128,109	16.7%	127,867	15.2%
United States	108,435	15.8%	137,521	18.0%	171,795	20.4%
Europe (excluding Germany) (1)	275,322	40.0%	298,998	39.0%	332,575	39.6%
Rest of the world (1)	175,773	25.6%	201,375	26.3%	208,615	24.8%
	687,781	100.0%	766,003	100.0%	840,852	100.0%

(1)No individual country other than Germany and the United States accounted for more than 10% of net sales.

Substantially all amounts classified within net sales are derived from the sale of luxury goods and rendering of services. Net sales related to rendering of services is below 10% of total net sales and is therefore not separately disclosed. No single customer accounted for more than 10% of Mytheresa Group’s net sales in any of the periods presented. Substantially, all long-lived assets are located in Germany.

Net sales recognized from contract liabilities were €2,007 thousand in fiscal 2024 (2023: (€1,233) thousand, 2022: (€563) thousand.

Application of hedge accounting in fiscal 2024 resulted in a €1,511 thousand (2023: €1,650 thousand decrease) decrease to net sales.